                                                                      EXHIBIT 21


                                FDX CORPORATION


                                                                                                JURISDICTION OF
                                                                                                ORGANIZATION OR
                                                                                                  REGISTRATION
                                                                                        --------------------------------
1. FEDERAL  EXPRESS  CORPORATION                                                                    Delaware

      I.        Federal Express Aviation Services, Incorporated                                     Delaware

                A.  Federal Express Aviation Services International, Ltd.                           Delaware

     II.        Federal Express Canada Ltd.                                                          Canada

    III.        Federal Express International, Inc.                                                 Delaware

                A.  Dencom Investments Limited                                                  Northern Ireland

                    1.  Dencom Freight Holdings Limited                                         Northern Ireland

                        a.  F.E.D.S. (Ireland) Limited                                               Ireland

                        b.  Federal Express (N.I.) Limited                                      Northern Ireland

                        c.  Fedex (Ireland) Limited                                                   Ireland

                B.  Federal Express (Australia) PTY Ltd.                                             Australia

                C.  Federal Express Europe, Inc.                                                      Delaware

                    1.  Federal Express Europe, Inc. & Co., V.O.F./S.N.C.                             Belgium

                    2.  Federal Express European Services, Inc.                                      Delaware

                    3.  PIK Holdings Limited                                                      United Kingdom

                D.  Federal Express Europlex, Inc.                                                   Delaware

                E.  Federal Express Finance P.L.C.                                                United Kingdom

                F.  Federal Express Holdings, S.A.                                                   Delaware

                    1.  Federal Express (Antigua) Limited                                            Antigua

                    2.  Federal Express (Antilles Francaises) S.A.R.L.                          French West Indies

                    3.  Federal Express (Barbados) Limited                                           Barbados

                                                                                                JURISDICTION OF
                                                                                                ORGANIZATION OR
                                                                                                  REGISTRATION
                                                                                        --------------------------------
                    4.  Federal Express (Bermuda) Limited                                           Bermuda

                    5.  Federal Express Cayman Limited                                          Cayman Islands

                    6.  Federal Express (Dominicana) S.A.                                      Dominican Republic

                        a.  Inversiones Geminis, S.A.                                          Dominican Republic

                        b.  Inversiones Piscis, S.A.                                           Dominican Republic

                        c.  Inversiones Sagitario, S.A.                                        Dominican Republic

                    7.  Federal Express Entregas Rapidas, Ltd.                                      Brazil

                    8.  Federal Express (Grenada) Limited                                           Grenada

                    9.  Federal Express (Haiti) S.A.                                                 Haiti

                   10.  Federal Express Holdings (Mexico) y  Compania S.N.C. de C.V.                Mexico

                   11.  Federal Express (Jamaica) Limited                                          Jamaica

                   12.  Federal Express (St. Kitts) Limited                                       St. Kitts

                   13.  Federal Express (St. Lucia) Limited                                       St. Lucia

                   14.  Federal Express (St. Maarten) N.V.                                    Netherland Antilles

                        a.  Federal Express (Aruba) N.V.                                      Netherland Antilles

                   15.  Federal Express (Turks & Caicos) Limited                             Turks & Caicos Islands

                   16.  Federal Express Virgin Islands, Inc.                                   U.S. Virgin Islands

                   17.  FedEx (Bahamas) Limited                                                      Bahamas

                G.  Federal Express (Hong Kong) Limited                                             Hong Kong

                H.  Federal Express International  (France) SNC                                      France

                I.  Federal Express International Limited                                        United Kingdom

                J.  Federal Express International Y Compania S.N.C. de C.V.                         Mexico

                K.  Federal Express Italy Inc.                                                     Delaware

                    1.  Federal Express Italia SpA                                                  Italy

                L.  Federal Express Japan K.K.                                                      Japan

                                                                                                JURISDICTION OF
                                                                                                ORGANIZATION OR
                                                                                                  REGISTRATION
                                                                                        --------------------------------
                M.  Federal Express Limited                                                      United Kingdom

                N.  Federal Express Luxembourg, Inc.                                                Delaware

                O.  Federal Express Pacific, Inc.                                                   Delaware

                    1.  Federal Express Services (M) Sdn. Bhd.                                      Malaysia

                    2.  The Flying Tiger Line, Limited                                             Hong Kong

                    3.  Udara Express Courier Services Sdn. Bhd.                                    Malaysia

                P.  Federal Express Parcel Services Limited                                      United Kingdom

                Q.  Federal Express (Singapore) PTE, LTD.                                          Singapore

                R.  Federal Express (Thailand) Limited                                              Thailand

                S.  Federal Express (U.K.) Limited                                               United Kingdom

                    a.  Federal Express (U.K.) Pension Trustees Ltd.                             United Kingdom

                T.  FedEx (Mauritius) Ltd.                                                         Mauritius

                U.  Fedex (N. I.) Limited                                                       Northern Ireland

                V.  Winchmore Developments Ltd.                                                  United Kingdom

                    a.  Concorde Advertising Limited                                             United Kingdom

IV.             Federal Express Leasing Corporation                                                 Delaware

V.              Fedex Customs Brokerage Corporation                                                 Delaware

VI.             Fedex Foreign Sales Corporation                                               U. S. Virgin Islands

VII.            Fedex FSC Corporation                                                               Barbados

VIII.           Fedex International Transmission Corporation                                        Delaware

IX.             FEDEX Partners, Inc.                                                                Delaware

X.              Flying Tigers Limited                                                             New Zealand

XI.             The Flying Tiger Line (NZ) Limited                                                New Zealand

XII.            Tiger International Insurance Ltd.                                               Cayman Islands

                                                                                                JURISDICTION OF
                                                                                                ORGANIZATION OR
                                                                                                  REGISTRATION
                                                                                        --------------------------------
2.  CALIBER SYSTEM, INC.                                                                              Ohio

        I.      Caliber Logistics, Inc.                                                               Ohio

                A.  Caliber Dedicated Transportation, Inc.                                          Delaware

                B.  Caliber Intermodal, Inc.                                                        Delaware

                C.  Caliber Logistics (Canada), Ltd.                                                 Canada

                D.  Caliber Logistics de Mexico, S.A. de C.V.                                        Mexico

                E.  Caliber Logistics Europe, B.V.                                                Netherlands

                    1.  Caliber Logistics Breda, B.V.                                             Netherlands

                    2.  Caliber Logistics GmbH                                                      Germany

                    3.  Caliber Logistics UK Ltd.                                                United Kingdom

                F.  Caliber Logistics Healthcare, Inc.                                                Ohio

       II.      Caliber System (Canada), Inc.                                                        Canada

      III.      FDX Technology, Inc.                                                                  Ohio

       IV.      Roberts Express, Inc.                                                                 Ohio

                A.  AutoQuik, Inc.                                                                  Delaware

                B.  North Coast Express, Inc.                                                         Ohio

                C.  Roberts Air Freight, Inc.                                                         Ohio

                D.  Roberts Express, BEL                                                            Belgium

                E.  Roberts Express, B.V.                                                         Netherlands

                F.  Roberts Express, GmbH                                                           Germany

                G.  Roberts Express, SARL                                                            France

                H.  Roberts Express, S.L.                                                            Spain

                I.  Roberts Express, S.r.L.                                                          Italy

                J.  Roberts Express, UK, Inc.                                                      Delaware

                                                                                                JURISDICTION OF
                                                                                                ORGANIZATION OR
                                                                                                  REGISTRATION
                                                                                        --------------------------------
                K.  Third Party Services, Inc.                                                      Delaware

        V.      RPS, Inc.                                                                           Delaware

                A.  Caliber Customer Support, Inc.                                                  Delaware

                B.  Caliber Direct, Inc.                                                            Delaware

                C.  Circle Investment Co.                                                           Delaware

                D.  RPS de Mexico, S.A. de C.V.                                                      Mexico

                E.  RPS, Ltd.                                                                       Wyoming

                F.  Services Development Corporation                                                Delaware

                G.  2839610 Canada Inc.                                                              Canada

       VI.      Triangle Investment Co.                                                             Delaware

      VII.      Viking Freight, Inc.                                                               California

                A.  Bay Cities Diesel Engine Rebuilders, Inc.                                      California

                B.  Lorena Land Company                                                              Texas

                C.  VFS Forwarding, Inc.                                                           California

                D.  Viking de Mexico, S.A. de C.V.                                                   Mexico